                                                                 EXHIBIT 10.1(n)

                                AMENDMENT NO. 25

                         TO THE A320 PURCHASE AGREEMENT
                           DATED AS OF APRIL 20, 1999

                                     BETWEEN

                                 AVSA, S.A.R.L.

                                       AND

                           JETBLUE AIRWAYS CORPORATION

This Amendment No. 25 (hereinafter referred to as the "Amendment") is entered into as of November 23, 2005 between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac,
France (hereinafter referred to as the "Seller"), and JetBlue Airways
Corporation, a corporation organized and existing under the laws of the State of
Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, 5th Floor, Forest Hills, New York 11375 USA
(hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the
Buyer of certain Airbus A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all
Exhibits, Appendixes and Letter Agreements attached thereto and as amended by
Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of
March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000,
Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of
January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment
No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19,
2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003,
Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of
October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No.
19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004,
Amendment No. 21 dated as of November 19, 2004, Amendment No. 22 dated as of
February 17, 2005, Amendment No. 23 dated as of March 31, 2005 and Amendment No.
24 dated as of July 21, 2005 is hereinafter called the "Agreement";

JetBlue -- A320 -- AVSA -- AM No. 25

WHEREAS the Seller and the Buyer agree that as of June 4, 2004, the Buyer has purchased (i) an SCN for the installation of full provisions for installation of
*** of its A320 Aircraft and (ii) an SCN for the installation of *** of its A320
Aircraft;

WHEREAS the Seller and the Buyer agree that as of the date of the Amendment, (i)
full provisions have been installed in *** Buyer's A320 Aircraft, and (ii) ***
have been delivered to the Buyer;

WHEREAS the Seller and the Buyer have agreed to *** A320 Aircraft and (ii) ***
A320 Aircraft; and

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.       DEFINITIONS

         Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms
         "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.       ***

-------------------------

[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.
JetBlue -- A320 -- AVSA -- AM No. 25

3.       ***

4.       CONDITION PRECEDENT

         The Buyer shall execute a Specification Change Notice (SCN)
         implementing the ***.

5.       EFFECT OF THE AMENDMENT

         The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

         Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6.       CONFIDENTIALITY

         This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

7.       ASSIGNMENT

         Notwithstanding any other provision of this Amendment or of the
         Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

-------------------------

[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

JetBlue -- A320 -- AVSA -- AM No. 25

6.       COUNTERPARTS

         This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written

                                              AVSA, S.A.R.L.

                                              By:  /s/ Marie-Pierre Merle Beral
                                                   ----------------------------

                                              Its:  Chief Executive Officer
                                                    -----------------------

                                              Date:  November 23, 2005
                                                     -----------------

JETBLUE AIRWAYS CORPORATION

By: /s/ Thomas A. Anderson
    ----------------------

Its:  Senior Vice President
      ---------------------

Date:  November 23, 2005
       -----------------